[LETTERHEAD]


FOR IMMEDIATE RELEASE                            For further information:

                                                 Cynthia A. Bond
                                                 Director, Investor Relations
                                                 SFX Broadcasting, Inc.
                                                 (212) 407-9126

                 SFX BROADCASTING ACQUIRES THIRD FM IN JACKSON


NEW YORK, July 24, 1996 -- SFX Broadcasting, Inc. (NASDAQ: SFXBA) today announced that it has acquired radio station WJDX(FM) serving the Jackson, Mississippi market from Austin, Texas-based Spur Capital, Inc. for $3.0 million.

SFX owns and operates three other Jackson stations: WMSI(FM), WKTF(FM) and WJDS-AM, and is expected to close its pending acquisition of WSTZ(FM) and WZRX-AM in the near future.

Commenting on the transaction, Robert F. X. Sillerman, Executive Chairman of SFX Broadcasting, Inc., said, "Though Jackson is somewhat smaller than our typical market, it has been highly productive in that it has contributed significant cash flow to the company. We know the market exceedingly well and look forward to maximizing our market potential by adding WJDX and shortly, WSTZ and WZRX, to the three stations, including number one ranking WMSI, which we already own in Jackson. The diverse formats offered by these stations should help us further penetrate this market and we anticipate excellent returns across the board."

Jackson is the one hundred and seventeenth largest market. WJDX(FM) ranks third in terms of revenues and fifth in terms of audience share. The station has a "hot AC" format.

With the anticipated consummation of all previously announced transactions, SFX will own and operate or provide services to the following radio stations.

                         - list of stations follows -










   Houston, TX             Jacksonville, FL               Tuscon, AZ
   -----------             ----------------               ----------
   KKRW(FM)                WFYV(FM)***                    KWFM(FM)
   KODA(FM)                WAPE(FM)***                    KRQQ(FM)
   KQUE(FM)                WKQL(FM)                       KNST-AM
   KNUZ-AM                 WIVY(FM)                       KCEE-AM
                           WOKV-AM
                           WPDQ-AM
   Wash., DC/Balt., MD                                    Springfield/North, MA
   -------------------                                    ---------------------
   WHFS(FM)                Charlotte, NC                  WHMP(FM)
                           -------------                  WPKX(FM)
                           WYLT(FM)                       WHMP-AM
   San Diego, CA           WTRD(FM)
   -------------
   KPLN(FM)
   KYXY(FM)                Raleigh, NC                    New Haven, CT
                           -----------                    -------------
                           WZZU(FM)                       WPLR(FM)
   Providence, RI          WTRG(FM)                       WYBC(FM)*
   --------------          WDCG(FM)
   WSNE(FM)                WRDU(FM)
   WHYJ(FM)
   WHJJ(FM)
                                                          Daytona Beach, FL
                                                          -----------------
                                                          WGNE(FM)
   Hartford, CT            Richmond, VA
   ------------            ------------
   WHCN(FM)                WMXB(FM)                       Augusta, GA
   WMRQ(FM)                                               -----------
   WKSS(FM)                                               WCHZ(FM)*
   WPOP-AM                 Albany, NY                     WAEG(FM)***
   -------                 ----------                     WAEJ(FM)***
                           WGNA(FM)
                           WPYX(FM)
   Greensboro, NC          WYSR(FM)*                      Jackson, MS
   --------------          WGNA-AM                        -----------
   WMAG(FM)                WTRY-AM                        WKTF(FM)
   WHSL(FM)***                                            WMSI(FM)
   WTCK-AM                                                WSTZ(FM)*
   WMFR-AM                 Greenville-Spartanburg, SC     WJDX(FM)
                           --------------------------     WJDS-AM
                           WMYI(FM)                       WZRX-AM
   Nashville, TN           WSSL(FM)
   -------------           WROQ(FM)
   WSIX(FM)                WGVL-AM                        Biloxi, MS
   WRVW(FM)                                               ----------
                                                          WKNN(FM)
                                                          WMJY(FM)
                            Witchita, KS
                            ------------
                            KRZZ(FM)                      Myrtle Beach, SC
                            KKRD(FM)                      ----------------
                            KNSS-AM                       WVCO(FM)***
                                                          WYAK(FM)
                                                          WMYB(FM)

     *        Joint Selling Agreement (JSA)
     **       JSA with option to buy
     ***      Local Marketing Agreement (LMA)
     Under contract to be sold or swapped by SFX are the Texas State Networks, a group of regional radio networks; KRLD-AM and KTCK-AM in Dallas; WHFM(FM), WBAB(FM) WBLI(FM) and WGBB-AM in Long Island, NY; WVEZ(FM), WTFX(FM) WWKY-AM in Louisville, KY; and KOLL (FM) in Little Rock, AR.

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